                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 31, 2003

                               TWINLAB CORPORATION

               (Exact Name of Registrant as Specified in Charter)


           Delaware                        0-21003               11-3317986
           --------                        -------               ----------

(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

                          150 MOTOR PARKWAY, SUITE 210
                            HAUPPAUGE, NEW YORK 11788

                    (Address of Principal Executive Offices)
                              --------------------

                                 (631) 467-3140

              (Registrant's telephone number, including area code)

                              --------------------

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  On October 31, 2003, the United States Bankruptcy Court for the Southern District of New York entered the sale order approving the sale of substantially all of the assets of Twinlab Corporation, Twin Laboratories Inc. and Twin Laboratories (UK) Ltd. (collectively the "Company") to IdeaSphere Inc. of Grand Rapids, Michigan. The asset sale, which is expected to close in the coming weeks, remains subject to the satisfaction of standard and customary conditions of closing, including the receipt of regulatory approvals.

           A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits
99.1     Press release dated November 3, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 4, 2003             TWINLAB CORPORATION
                                    (registrant)


                                    By:      /s/ Ross Blechman
                                         --------------------------------------
                                    Name: Ross Blechman
                                    Its: Chairman of the Board,
                                        Chief Executive Officer and President

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1                               Press release dated November 3, 2003.